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EXHIBIT 99.1

All information provided under Item 7 (c), Exhibit 99.1, remains unchanged from the Current Report on Form 8-K dated November 12, 1996 (File No. 1-4717), except for the specific paragraphs and sections within this Form 8-K/A as provided below.

AN UPDATE OF CAUTIONARY STATEMENTS WITH RESPECT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements when such statements are accompanied by meaningful cautionary statements. The management of Kansas City Southern Industries, Inc. (" Company"; "KCSI") may occasionally make forward-looking statements and estimates (such as forecasts and projections) of the Company's future performance or statements of management's plans and objectives. These forward-looking statements may be contained in, among other things, filings with the Securities and Exchange Commission and press releases made by the Company, or may be made orally by the officers of the Company. Actual results of the Company's operations could materially differ from those indicated in the forward-looking statements. Therefore, no assurances can be given that the estimates or comments indicated in such forward-looking statements will be realized. Significant factors that could cause the Company's actual results to differ from those indicated in the forward-looking statements include, but are not limited to, the factors detailed in the Company's Current Report on Form 8-K dated November 12, 1996 (File No. 1-4717), which is hereby incorporated by reference, together with those delineated below. Persons evaluating such forward-looking comments should carefully consider these factors, and any amendments or supplements hereto, in addition to the other information contained in the Company's public documents.


GENERAL BUSINESS

Results of and Market for Investments Held for Operating Purposes
The Company holds investments in unconsolidated affiliates and certain other investments. Unfavorable results reported by unconsolidated affiliates could have a material adverse effect on the earnings and financial position of the Company. Further, one significant equity investment, Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM," formerly Transportacion Ferroviaria Mexicana, S. de R.L. de C.V.), operates primarily in Mexico. The investment in Grupo TFM has certain risks associated with operating in Mexico, including, among others, foreign currency exchange, cultural differences, varying labor and operating practices, political risk, and differences between the U.S. and Mexican economies. There can be no assurances that the various risks associated with operating in Mexico can be effectively and economically mitigated by Grupo TFM. Additionally, no assurances can be given that a favorable market will exist for any of the Company's investments, and therefore the value of these investments could potentially become impaired.


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Change of Control Considerations
The agreements that follow could affect a potential change in control of the Company and/or its ownership interest in significant subsidiaries and affiliates:

i) The Company has adopted a Stockholder Rights Plan which, under certain circumstances, would significantly dilute the interest in the Company of persons seeking to acquire control of the Company without prior approval from the KCSI Board of Directors ("Board");

ii) An agreement between KCSI and Janus minority owners contains provisions that could require the Company, under a "change of ownership" of the Company, to sell its Janus stock to the minority stockholders or to purchase Janus stock from such holders;

iii) DST Systems, Inc. ("DST"), an unconsolidated affiliate of the Company, has a Stockholders' Rights Agreement containing provisions which, upon a "change in control" of KCSI (as defined therein), could result in substantial dilution of the Company's interest in DST;

iv) The Company is party to certain agreements with Transportacion Maritima Mexicana, S.A. de C.V. ("TMM") covering the Grupo TFM and Mexrail, Inc. ("Mexrail") joint ventures. These agreements contain "change of control" provisions, provisions intended to preserve the Company's and TMM's proportionate ownership of the ventures, and super majority provisions with respect to voting on certain significant transactions. Additionally, the agreements also provide a right of first refusal in the event that either party initiates a divestiture of its equity interest in Grupo TFM or Mexrail.

There can be no assurances that an attempt to gain control of the Company without prior approval of the KCSI Board could be prevented nor that current ownership interests in certain subsidiaries and affiliates could be maintained upon a change of control.



MISCELLANEOUS

In addition to the factors discussed above, there may be other factors that could cause actual results to differ materially from those indicated in the forward-looking comments. Other factors include, but are not limited to, changes in management strategies, objectives and business approaches; changes in lines of business; material litigation involving the Company and/or its subsidiaries; and changes in the political, regulatory or economic environments in the United States, Mexico and other countries where the Company or its unconsolidated affiliates currently operate or may operate in the future.